EXHIBIT 1
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                             JOINT FILING STATEMENT



         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated: December 30, 1999

                                   RCW Holdings, S.A.R.L.


                                   By:  /s/ J.B. Unsworth
                                        -----------------------------
                                   Name: J.B. Unsworth
                                   Title: Manager


                                   RCW Equities Limited


                                   By:  /s/ J.B. Unsworth
                                        -----------------------------
                                   Name: J.B. Unsworth
                                   Title: Director


                                   RCW Overseas Limited


                                   By:  /s/ J.B. Unsworth
                                        -----------------------------
                                   Name: J.B. Unsworth
                                   Title: Director


                                   The LMR Issue Trust by the Monument Trust
                                   Company Limited in its capacity as Trustee


                                   By:  /s/ Geoffrey Le Page
                                        -----------------------------
                                   Name: Geoffrey Le Page
                                   Title: Director


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                                   FRR Investments Limited


                                   By:  /s/ J.B. Unsworth
                                        -----------------------------
                                   Name: J.B. Unsworth
                                   Title: Director


                                   The FRR Trust by The Monument Trust
                                   Company Limited in its capacity as Trustee


                                   By:  /s/ Geoffrey Le Page
                                        -----------------------------
                                   Name: Geoffrey Le Page
                                   Title: Director


                                   The Monument Trust Company Limited in
                                   its capacity as Trustee of The LMR
                                   Issue Trust and The FRR Trust


                                   By:  /s/ Geoffrey Le Page
                                        -----------------------------
                                   Name: Geoffrey Le Page
                                   Title: Director